UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 28, 2005

(Date of earliest event reported)

ARMSTRONG HOLDINGS, INC.

(Exact name of registrant as specified in its chapter)

Pennsylvania	000-50408	23-3033414
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its chapter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On February 1, 2005, the U.S. District Court issued an Order authorizing the 2005 cash retention payment program by Armstrong World Industries, Inc. (“Company”) for senior-level employees and managers, including all executive officers except Mr. Lockhart, the CEO, who declined to participate. A copy of the U.S. District Court’s Order to this effect and a copy of the Company’s Motion for an Order Authorizing and Approving Continued Cash Retention Program for Key Employees dated December 9, 2004 are filed as Exhibit 99.1 to this report. The program’s objective is to retain key employees vital to the Company’s current and future success as it works to emerge from its Chapter 11 bankruptcy reorganization. Under the terms of the program, the executive officers are eligible for a cash retention payment equal to a percentage of their current annualized base salary, as disclosed on the attached schedule. A copy of the form of grant letter for each executive officer is attached to this report as Exhibit 10.1 and a schedule of participating executive officers is attached as Exhibit 10.2.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

No. 10.1 Form of grant letter regarding participation in Armstrong World Industries, Inc.’s retention payment program.

No. 10.2 Schedule of participating executive officers.

No. 99.1 Order of the U.S. District Court dated February 1, 2005 and Armstrong World Industries, Inc.’s Motion for an Order Authorizing and Approving Continued Cash Retention Program for Key Employees dated December 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG HOLDINGS, INC.

By:	/s/ WALTER T. GANGL
Walter T. Gangl
Deputy General Counsel and Assistant
Secretary

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ WALTER T. GANGL
Walter T. Gangl
Assistant Secretary

Date: February 3, 2005

EXHIBIT INDEX

Exhibit No.	Description

No. 10.1	Form of grant letter regarding executive officer participation in Armstrong World Industries, Inc.’s retention payment program.

No. 10.2	Schedule of participating executive officers.

No. 99.1	Order of the U.S. District Court dated February 1, 2005 and Armstrong World Industries, Inc.’s Motion for an Order Authorizing and Approving Continued Cash Retention Program for Key Employees dated December 9, 2004.